Exhibit 10.1
QUIDEL CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT
AND TO SECURITY AGREEMENT
          This FIRST AMENDMENT TO CREDIT AGREEMENT AND TO SECURITY AGREEMENT (this “Amendment”) is dated as of February 19, 2010 and entered into by and among QUIDEL CORPORATION, a Delaware corporation (“Borrower”), the financial institutions listed on the signature pages hereof (“Lenders”), and BANK OF AMERICA, N.A., a national banking association, as agent for Lenders (in such capacity, “Agent”), and, for purposes of Sections 2, 4 and 6 hereof, each of the Guarantors listed on the signature pages hereof (“Guarantors”), and is made with reference to (i) that certain Credit Agreement dated as of October 8, 2008 (the “Credit Agreement”), by and among Borrower, Lenders, U.S. Bank N.A., as Syndication Agent, and Bank of America, N.A., as Agent, Swing Line Lender and L/C Issuer and (ii) that certain Security Agreement dated as of October 8, 2008 (the “Security Agreement”) by and among Borrower, Guarantors and Bank of America, N.A., as Secured Party. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.
RECITALS
          WHEREAS, Borrower and Lenders desire to (i) amend the Credit Agreement and the Security Agreement to permit the proposed acquisition by Borrower (through a merger with a Subsidiary of Borrower) of all of the capital stock of Diagnostic Hybrids, Inc., an Ohio corporation, and to allow certain Indebtedness and Liens related thereto to remain outstanding after consummation of such acquisition, in each case on the terms and conditions set forth below, and (ii) amend the Credit Agreement to increase the aggregate amount of Permitted Stock Repurchases permitted under the Credit Agreement on the terms and conditions set forth below and to make certain other amendments as set forth below;
          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1. AMENDMENTS TO THE CREDIT AGREEMENT
1.1 Amendments to Article I: Definitions and Accounting Terms
     A. Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:
          “DHI” means Diagnostic Hybrids, Inc., an Ohio corporation.
          “DHI Acquisition” means the transactions contemplated by the DHI Acquisition Agreement.

          “DHI Acquisition Agreement” means the Agreement and Plan of Merger, dated as of January 10, 2010, among Borrower, DHI, Fairway Acquisition Corporation, an Ohio corporation, and David R. Scholl, Ph.D., as Securityholder Agent (as thereinafter defined), in the form delivered to Agent and Lenders prior to their execution of the First Amendment, as such agreement may be amended from time to time consistent with the terms hereof and thereof.
          “DHI Acquisition Certificate of Merger” means the Certificate of Merger, dated as of February 19, 2010 by and between Fairway Acquisition Corporation, an Ohio corporation, and DHI, in the form delivered to Agent and Lenders prior to their execution of the First Amendment, as such certificate may be amended from time to time consistent with the terms hereof and thereof.
          “DHI Acquisition Documents” means the DHI Acquisition Agreement, the DHI Acquisition Certificate of Merger, and the other agreements, documents and instruments entered into or delivered in connection therewith, in each case in the form delivered to Agent and Lenders prior to their execution of the First Amendment, in each case as the same may be amended from time to time consistent with the terms hereof and thereof.
          “First Amendment” means the First Amendment to Credit Agreement and to Security Agreement dated as of February 19, 2010 among Borrower, Lenders party thereto, Agent and Guarantors.
          “First Amendment Effective Date” has the meaning specified in the First Amendment.
          “Prior DHI Intercreditor Agreement” means the the Intercreditor Agreement dated as of February 15, 2008 by and between the Director of Deveopment of the State of Ohio, acting on behalf of the State of Ohio, and JPMorgan Chase Bank, N.A., acknowledged by DHI.
          “State of Ohio Encumbered Assets” means the “Collateral” as defined in the State of Ohio Security Agreement as in effect on the First Amendment Effective Date.
          “State of Ohio Loan Agreement” means the Loan Agreement, dated as of February 15, 2008, between DHI and the Director of Development of the State of Ohio, acting on behalf of the State of Ohio, in the form delivered to Agent and Lenders prior to their execution of the First Amendment, as the same may be amended from time to time consistent with the terms hereof and thereof.
          “State of Ohio Loan Documents” means the State of Ohio Loan Agreement, the State of Ohio Security Agreement, and the other agreements, documents and instruments entered into or delivered in connection therewith, in each case in the form delivered to Agent and Lenders prior to their execution of the First Amendment, in each case as the same may be amended from time to time consistent with the terms hereof and thereof.

          “State of Ohio Security Agreement” means the Security Agreement, dated as of February 15, 2008, between DHI and the Director of Development of the State of Ohio, in the form delivered to Agent and Lenders prior to their execution of the First Amendment, as the same may be amended from time to time consistent with the terms hereof and thereof.
     B. The definition of “Permitted Acquisition” in Section 1.1 of the Credit Agreement is hereby amended by inserting the following text at the end of clause (d) thereof:
          “provided that the Total Consideration paid or payable with respect to the DHI Acquisition (excluding consideration paid or payable with Equity Interests of Borrower) shall not exceed $133,000,000, subject to adjustment as set forth in the DHI Acquisition Agreement so long as after giving effect to all such adjustments, the Total Consideration does not exceed $138,000,000 without Agent’s prior consent in its sole discretion;”
     C. The definition of “Permitted Acquisition” in Section 1.1 of the Credit Agreement is hereby amended by inserting the following text immediately after the phrase “Section 7.3(e)” appearing in clause (f) thereof:
          “and, in the case of the DHI Acquisition only, except for Liens permitted under Section 7.1(j).”
     D. The definition of “Total Consideration” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (c) thereof as follows:
          “(c) such amount of direct and contingent liabilities assumed in connection with such Acquisition (excluding normal trade payables, accruals and indemnities); provided that such contingent liabilities are known, probable and can be estimated in accordance with GAAP by Borrower on the closing date of such Acquisition,”
1.2 Amendments to Article V: Representations and Warranties
     A. Section 5.18(a) of the Credit Agreement is hereby amended by deleting the phrase “under clauses (b) through (i) of Section 7.1” in three places therein and substituting the following therefor: “under clauses (b) through (j) of Section 7.1”.
     B. Section 5.18(c) of the Credit Agreement is hereby amended by deleting clause (iii) therein and substituting the following therefor:
     “(iii) financing statements related to Liens permitted by Section 7.1(b), (h), (i) or (j),”

1.3 Amendments to Article VI: Affirmative Covenants
     A. Additional Guarantors.
          Section 6.13 of the Credit Agreement is hereby amended by deleting the phrase “under clause (b) through (i) of Section 7.1” therein and substituting the following therefor: “under clauses (b) through (j) of Section 7.1”.
     B. Security Interests.
          Section 6.16 of the Credit Agreement is hereby amended by deleting the phrase “under clauses (b) through (i) of Section 7.1” therein and substituting the following therefor: “under clauses (b) through (j) of Section 7.1”.
     C. DHI Acquisition Post Closing Matters. Article VI of the Credit Agreement is hereby amended by adding at the end thereof the following Section 6.21:
          “6.21 DHI Acquisition Post Closing Matters.
     (a) Landlord Waivers; Control Agreements. Within 45 days after the First Amendment Effective Date or such later date as Agent may agree in its sole discretion, deliver to Agent (i) a fully executed Landlord Waiver with respect to the following Leasehold Properties of DHI: (A) 7100 Euclid Avenue, Cleveland, Ohio and (B) 1055 East State Street, Athens, Ohio and (ii) fully executed control agreements, in the form and substance satisfactory to Agent, with respect to all Deposit Accounts and Securities Accounts of DHI, pursuant to which the applicable financial institution or securities intermediary confirms and acknowledges Agent’s security interest in such account and agrees that the financial institution or securities intermediary, as the case may be, will comply with instructions originated by Agent as to disposition of funds in such account, without further consent by DHI and , for the avoidance of doubt, notwithstanding any contrary provision hereof or of any other Loan Document which requires delivery of such Landlord Waivers or control agreements within such 45 days, no default or Event of Default shall occur solely as a result of any failure to deliver such Landlord Waivers and control agreements prior to such 45th day (or such later date, if applicable).
     (b) Loss Payee Endorsement. Within 45 days after the First Amendment Effective Date or such later date as Agent may agree in its sole discretion, deliver to Agent loss payee endorsements or other documents reasonably acceptable to the Agent showing that Agent on behalf of the Lenders has been named as additional insured, mortgagee and loss payee to the extent required by Section 6.7 with respect to any tangible assets acquired in the DHI Acquisition.
     (c) Intercreditor Agreement. Within 45 days after the First Amendment Effective Date or such later date as Agent may agree in its sole discretion, deliver to Agent a fully executed intercreditor agreement among the Director of Development of the State of Ohio, acting on behalf of the State of Ohio, the Agent and DHI, in the form and substance satisfactory to Agent, with respect to the State of Ohio Encumbered Assets, pursuant to which the Director of Development of the State of Ohio, acting on behalf of the State of Ohio, will agree to have a first priority lien on the State of Ohio Encumbered Assets, the Agent will agree to have a second priority lien on the State of Ohio Encumbered Assets, DHI will agree not to commingle the State of Ohio Encumbered Assets with the Collateral and other matters customarily governed by an intercreditor agreement in form substantially similar to the Prior DHI Intercreditor Agreement other than (1) changing the pro rata sharing provisions to provisions where the State of Ohio will have first priority as to payment, (2) deletion of the provisions in Sections 4 and 10 of the Prior DHI Intercreditor Agreement and (3) such other changes thereto as the Agent may reasonably require.”
1.4 Amendments to Article VII: Negative Covenants
     A. Liens.
          Section 7.1 of the Credit Agreement is hereby amended by deleting the word “and” at the end of Section 7.1(h), deleting the period at the end of Section 7.1(i) and substituting therefor “; and”, and inserting the following new Section 7.1(j):
     “(j) Liens granted pursuant to the State of Ohio Loan Documents securing Indebtedness permitted under Section 7.3(i) (but not any refinancing, refunding or extension thereof); provided that neither the State of Ohio Encumbered Assets nor the principal amount of Indebtedness secured by such Liens (as such amount is reduced from time to time as a result of payments made thereon) is increased from and after the date of consummation of the DHI Acquisition.”
     B. Indebtedness.
          Section 7.3 of the Credit Agreement is hereby amended by deleting the word “and” at the end of Section 7.3(g), deleting the period at the end of Section 7.3(h) and substituting therefor “; and”, and inserting the following new Section 7.3(i):
     “(i) DHI may remain liable for Indebtedness under the State of Ohio Loan Agreement (but not any refinancing, refunding or extension thereof), so long as (i) the aggregate principal amount outstanding under the State of Ohio Loan Agreement does not exceed $2,000,000 at any time (as such amount is reduced from time to time by repayment or prepayment thereof or otherwise), (ii) no Loan Party guarantees such Indebtedness, (iii) no Liens to secure such Indebtedness attach to assets of any Loan Party other than DHI, (iv) no Liens to secure such Indebtedness attach to any assets of DHI other than the State of Ohio Encumbered Assets, (v) the State of Ohio Loan Documents do not prohibit the creation in favor of Agent for the benefit of Lenders of a valid and perfected First Priority Lien on all of the Collateral of DHI and the other Loan Parties other than the State of Ohio Encumbered Assets, subject to Liens permitted under clauses (b) through (i) of Section 7.1, and (vi) the Loan Parties can prepay such Indebtedness at any time without premium or penalty.”

     C. Fundamental Changes.
          Section 7.4 of the Credit Agreement is hereby amended by deleting the word “and” at the end of Section 7.4(a), deleting the period at the end of Section 7.4(b) and substituting therefor “; and”, and inserting the following new Section 7.4(c):
     “(c) the DHI Acquisition may be consummated on or before February 19, 2010 in accordance with the terms of this Agreement (including without limitation the definition of the term ‘Permitted Acquisition’) and the terms of the DHI Acquisition Documents.”
     D. Restricted Payments.
          Section 7.6(e) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:
     “(e) Borrower may make any Permitted Stock Repurchase; provided that, after giving effect to such Permitted Stock Repurchase, (i) the aggregate amount of cash paid or payable for all Permitted Stock Repurchases consummated from the Closing Date to and including February 18, 2010 shall not exceed $50,000,000 and (ii) the aggregate amount of cash paid or payable for all Permitted Stock Repurchases consummated during the remaining term of this Agreement from and after February 19, 2010 shall not exceed $75,000,000.”
     E. Amendments of Certain Agreements.
          Article VII of the Credit Agreement is hereby amended by adding at the end thereof the following Section 7.16:
          “7.16. Amendments of Certain Agreements. Agree to any amendment, restatement, supplement or other modification to, or waiver of, any of the State of Ohio Loan Documents or any of the DHI Acquisition Documents after the date of consummation of the DHI Acquisition without in each case obtaining the prior written consent of Required Lenders to such amendment, restatement, supplement or other modification or waiver, other than an amendment, restatement, supplement or other modification or waiver that is not adverse in any material respect to the interests of the Lenders.”
1.5 Amendments to Article VIII: Events of Default
          Section 8.1(j) of the Credit Agreement is hereby amended by deleting the phrase “under clauses (b) through (i) of Section 7.1” therein and substituting the following therefor: “under clauses (b) through (j) of Section 7.1”.

1.6 Amendments to Article X: Miscellaneous
          Section 10.4(b) of the Credit Agreement is hereby amended by deleting clause (i) therein in its entirety and substituting the following therefor: “(i) the execution or delivery of this Agreement, any other Loan Document, any DHI Acquisition Documents, any State of Ohio Loan Documents or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents,”.
Section 2. AMENDMENTS TO THE SECURITY AGREEMENT
2.1 Amendments to Section 1: Grant of Security
          Section 1 of the Security Agreement is hereby amended by deleting the word “and” at the end of clause (a) set forth in the last paragraph thereof, deleting the period at the end of the last paragraph thereof and substituting therefor “, and” and inserting the following new clause (c) at the end of the last paragraph thereof:
          “(c) until an intercreditor agreement between the Secured Party and the Director of Development of the State of Ohio, acting for the State of Ohio, is entered into with respect to the State of Ohio Encumbered Assets which is required to be entered into pursuant to Section 6.21(c) of the Credit Agreement, any State of Ohio Encumbered Assets to the extent such State of Ohio Encumbered Assets are subject to any Lien permitted under Section 7.1(j) of the Credit Agreement.”
2.2 Amendments to Section 2: Security for Obligations
          Section 2 of the Security Agreement is hereby amended by amending and restating clause (b) thereof as follows:
          “(b) with respect to each Subsidiary Grantor and Additional Grantor, all obligations and liabilities of every nature of such Grantor now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty (including all Guarantied Obligations (as defined in the Subsidiary Guaranty));”
2.3 Amendments to Section 4: Representations and Warranties
          Section 4(b) of the Security Agreement is hereby amended by deleting the phrase “except for Liens permitted by clauses (b) through (i) of subsection 7.1 of the Credit Agreement” set forth therein and substituting the following therefor: “except for Liens permitted by clauses (b) through (j) of subsection 7.1 of the Credit Agreement”.

Section 3. CONDITIONS TO EFFECTIVENESS
          Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):
     A. On or before the First Amendment Effective Date, Borrower shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective Date:
     (i) A certificate, dated as of the First Amendment Effective Date, of its corporate secretary or an assistant secretary of Borrower, certifying that there have been no changes in its Certificate of Incorporation and its Bylaws from the form of Certificate of Incorporation and Bylaws previously delivered to Lenders (or attaching copies of any such amendments or other modifications), and a certificate of good standing from Borrower’s state of organization;
     (ii) Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment and the DHI Acquisition Documents and the transactions contemplated hereby and thereby, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;
     (iii) Signature and incumbency certificates of its officers executing this Amendment;
     (iv) Executed copies of this Amendment executed by Borrower and each Guarantor;
     (v) A Certificate of a Responsible Officer of Borrower to the effect that (a) each of the DHI Acquisition Documents and State of Ohio Loan Documents (a copy of each of which shall be attached thereto) is in full force and effect and each such attached copy is a true and correct copy of the executed version of such document; (b) the DHI Acquisition satisfies all of the conditions set forth in the definition of the term “Permitted Acquisition” set forth in the Credit Agreement (after giving effect to the amendments set forth herein) and that the Compliance Certificate attached thereto (which Compliance Certificate shall show in reasonable detail that the DHI Acquisition satisfies the requirements set forth in clause (e)(ii) of the term “Permitted Acquisition”) is true and correct; (c) the Schedules to the Credit Agreement and the other Loan Documents have been revised to take into account the consummation of the DHI Acquisition and the other transactions contemplated by this Amendment and are attached thereto (which revised Schedules shall be in form and substance satisfactory to Agent); (d) attached thereto are Lien searches reasonably satisfactory to Agent with respect to the assets of DHI; (e) attached thereto is a certificate from Borrower’s insurance broker that all insurance required to be maintained pursuant to Section 6.7 of the Credit Agreement is in full force and effect with respect to any tangible assets being acquired in the DHI Acquisition; (f)

attached thereto are all of the items required to be delivered by clause (n) of the term “Permitted Acquisition” (including without limitation (1) all available financial statements of DHI, and (2) a copy of each material services agreement, consulting agreement, lease, credit or financing agreement or other material agreement relating to the DHI Acquisition that will be in effect after the consummation of the DHI Acquisition); (g) after giving effect to the DHI Acquisition, the Indebtedness of DHI (other than Indebtedness under the Loan Documents) shall consist of (1) approximately $2,000,000 in aggregate principal amount of outstanding Indebtedness under the State of Ohio Loan Agreement, and (2) other Indebtedness in an aggregate amount not to exceed $35,000; (h) before and after giving effect to the DHI Acquisition, (1) DHI is not in default in its performance or compliance with any of the terms or provisions thereof, and (2) the terms of the State of Ohio Loan Documents and the DHI Acquisition Documents do not conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Loan Document or any other Contractual Obligation of any Loan Party or any of its Subsidiaries; (i) no Loan Party is receiving any opinion of counsel relating to the DHI Acquisition or the transactions contemplated thereby from counsel to the seller of DHI; (j) simultaneously with the consummation of the DHI Acquisition, the Prior DHI Intercreditor Agreement will be terminated; (k) attached thereto is a consent from the Director of Development of the State of Ohio, acting on behalf of the State of Ohio, which consent shall be in form and substance satisfactory to Agent and the Lenders; (l) on the First Amendment Effective Date, in the good faith judgment of Borrower, the fair market value of the State of Ohio Encumbered Assets is $5,000,000 in the aggregate and the original purchase price thereof is $5,000,000 in the aggregate and including a description of the State of Ohio Encumbered Assets in detail satisfactory to Agent, (m) attached thereto is an officers’ certificate of each Loan Party dated as of the First Amendment Effective Date substantially in the form of Exhibit J annexed to the Credit Agreement and with appropriate attachments, in each case demonstrating that, after giving effect to the consummation of the transactions contemplated by DHI Acquisition Documents and this Amendment, such Loan Party on a consolidated basis will be Solvent; and (n) each of the conditions set forth in Section 3 of this Amendment have been satisfied;
     (vi) Such agreements, documents, instruments and opinions (including without limitation originals of stock certificates, stock powers, UCC-1 financing statements, pledge supplement of Borrower, counterparts of the Guaranty and the Collateral Documents executed by DHI) contemplated by clause (f) of the term “Permitted Acquisition” and/or by Section 6.13, 6.14 and/or 6.15 of the Credit Agreement;
     (vii) Certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of DHI as Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with counterparts of the Guaranty, the Collateral Documents and the other Loan Documents executed by DHI;
     (viii) Copies of Organization Documents of DHI certified, in the case of articles of incorporation, by the Secretary of State of its jurisdiction of incorporation or its corporate secretary or assistant secretary if a copy certified by the Secretary of State of its jurisdiction of incorporation is not available, and, in the case of its bylaws, by its corporate secretary or assistant secretary, and a good standing certificate from the Secretary of State of its jurisdiction of incorporation and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of such jurisdiction, each dated a recent date prior to the First Amendment Effective Date;
     (ix) One or more favorable opinions of counsel to the Loan Parties substantially in the form of Exhibits K annexed to the Credit Agreement acceptable to Agent addressed to Agent and each Lender, as to the matters set forth in such Exhibits and such other matters concerning the Loan Parties and/or the Loan Documents as the Required Lenders may reasonably request; and
     (x) Evidence of (a) repayment in full of all Indebtedness outstanding under the Business Loan Agreement (Asset Based), dated as of April 2, 2009, between DHI, as borrower, and JPMorgan Chase Bank, N.A., as lender, (b) termination of any commitments to lend or make other extensions of credit thereunder, and (c) release of all Liens securing Indebtedness or other obligations of DHI thereunder.
     B. Substantially concurrently with the effectiveness of this Amendment on the First Amendment Effective Date, the DHI Acquisition and the Merger (as defined in the DHI Acquisition Agreement) shall have become effective in accordance with the terms of the DHI Acquisition Agreement, the DHI Acquisition Certificate of Merger, and the laws of the State of Ohio, and as soon as available from the Secretary of State of the State of Ohio, Borrower shall have delivered to Agent a copy of the DHI Acquisition Certificate of Merger, file stamped by the Secretary of State of the State of Ohio.
     C. On or before the First Amendment Effective Date, Borrower shall pay to counsel to Agent all outstanding Attorney Costs owing to counsel to Agent (including Attorney Costs incurred in connection with this Amendment) to the extent invoiced prior to the date hereof.
     D. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto required to be, and not previously found to be, acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.
     E. Borrower shall pay to each Lender executing this Amendment on or before the First Amendment Effective Date, by 5:00 PM, California time, on the First Amendment Effective Date, an amendment fee equal 0.05% of the sum of such Lender’s Commitment.
Section 4. BORROWER’S REPRESENTATIONS AND WARRANTIES
          In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement and the Security Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

     A. Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”), the Security Agreement as amended by this Amendment (the “Amended Security Agreement”) and the other Loan Documents.
     B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the Amended Security Agreement have been duly authorized by all necessary corporate action on the part of each Loan Party.
     C. No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by such Loan Party of the Amended Agreement, the Amended Security Agreement and the other Loan Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to such Loan Party or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of such Loan Party or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on such Loan Party or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of such Loan Party or any of its Subsidiaries or any of the State of Ohio Loan Documents, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Loan Party or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of such Loan Party or any of its Subsidiaries, except for such approvals or consents which have been obtained on or before the First Amendment Effective Date and disclosed in writing to Lenders.
     D. Governmental Consents. The execution and delivery by Borrower and Guarantors of this Amendment and the performance by Borrower and Guarantors of the Amended Agreement, the Amended Security Agreement and the other Loan Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body except for filings and registrations of the types referred to in Section 4.1(f) of the Credit Agreement.
     E. Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party and this Amendment, the Amended Agreement and the Amended Security Agreement are the legally valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
     F. Incorporation of Representations and Warranties From Loan Documents. The representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date (both before and after giving effect to the DHI Acquisition and this Amendment) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
     G. Absence of Default. Both before and after giving effect to the DHI Acquisition and this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.
     H. Merger. Concurrently with the filing of the DHI Acquisition Certificate of Merger with the Secretary of State of the State of Ohio, the Merger (as defined in the DHI Acquisition Agreement) and the DHI Acquisition will be consummated and DHI shall become a wholly owned direct Subsidiary of Borrower.
Section 5. MISCELLANEOUS
     A. Waiver Regarding Delivery of a Consent to Assignment of the DHI Acquisition Agreement to Agent For Collateral Purposes.
     (i) Only with respect to the DHI Acquisition, the Agent and the Lenders hereby waive delivery of a consent to the assignment of the DHI Acquisition Agreement to Agent for collateral purposes which is required under clause (n)(iii)(2) of the definition of “Permitted Acquisition” in the Credit Agreement.
     (ii) Without limiting the generality of the provisions of Section 10.1 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by the Loan Parties with clause (n)(iii)(2) of the definition of “Permitted Acquisition” in the Credit Agreement in the manner and to the extent described above, and nothing in the waiver set forth above shall be deemed to: (A) constitute a waiver of compliance by any Loan Party with respect to (1) clause (n)(iii)(2) of the definition of “Permitted Acquisition” in the Credit Agreement in any other instance or (2) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or (B) prejudice any right or remedy that Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.
     B. Reference to and Effect on the Credit Agreement, Security Agreement and the Other Loan Documents.
     (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement or the Security Agreement, as applicable, to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement or the Security Agreement, as applicable, and each reference in the other Loan Documents to the “Credit Agreement”, “Security Agreement” “thereunder”, “thereof” or words of like import referring to the Credit Agreement or Security Agreement, as applicable, shall mean and be a reference to the Amended Agreement or the Amended Security Agreement, as applicable.

     (ii) Except as specifically amended by this Amendment, the Credit Agreement, the Security Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
     (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.
     C. Fees and Expenses. Borrower acknowledges that all costs, fees and expenses as described in Section 10.4 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.
     D. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
     E. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING WITHOUT LIMITATION SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
     F. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1 and 2 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by Borrower, each Guarantor and Required Lenders and receipt by Borrower and Agent of written or telephonic notification of such execution and authorization of delivery thereof.
Section 6. ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS
          Each Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of each Guarantor under each Loan Document to which it is a party or otherwise bound (i) shall continue in full force and effect, (ii) shall be valid and enforceable, (iii) shall not be impaired or affected by the execution or effectiveness of this Amendment, and (iv) are hereby confirmed and ratified in all respects. Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this

Amendment, and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
[signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER: QUIDEL CORPORATION
By:	/s/ DOUGLAS BRYANT
	Name:	DOUGLAS BRYANT
	Title:	PRESIDENT

GUARANTORS: PACIFIC BIOTECH, INC.
By:	/s/ DOUGLAS BRYANT
	Name:	DOUGLAS BRYANT
	Title:	PRESIDENT

METRA BIOSYSTEMS, INC.
By:	/s/ DOUGLAS BRYANT
	Name:	DOUGLAS BRYANT
	Title:	PRESIDENT

OSTEO SCIENCES CORPORATION
By:	/s/ DOUGLAS BRYANT
	Name:	DOUGLAS BRYANT
	Title:	PRESIDENT

LITMUS CONCEPTS, INC.
By:	/s/ DOUGLAS BRYANT
	Name:	DOUGLAS BRYANT
	Title:	PRESIDENT

[Signature Page to First Amendment]

BANK OF AMERICA, N.A., as Agent
By:	/s/ TIFFANY SHIN
	Name:	TIFFANY SHIN
	Title:	ASSISTANT VICE PRESIDENT

[Signature Page to First Amendment]

BANK OF AMERICA, N.A., as Lender
By:	/s/ GEOFFREY C. WILSON
	Name:	Geoffrey C. Wilson
	Title:	Vice President

U.S. BANK N.A., as Lender
By:	/s/ MAUREEN SULLIVAN
	Name:	MAUREEN SULLIVAN
	Title:	VICE PRESIDENT

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., as Lender
By:	/s/ LING LI
	Name:	LING LI
	Title:	VICE PRESIDENT

[Signature Page to First Amendment]

UNION BANK, N.A., as Lender
By:	/s/ GLENN FORTIN
	Name:	Glenn Fortin
	Title:	Vice President

[Signature Page to First Amendment]